UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2012

GREAT AMERICAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54010	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21860 Burbank Boulevard, Suite 300 South Woodland Hills, California	91367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 884-3737

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Great American Group, Inc. (the "Company") held its Annual Meeting of Stockholders on August 21, 2012. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

1.	Election of Directors:

	Votes For	Votes Withheld	Broker Non-Votes

Andrew Gumaer	22,881,026	20,000	3,704,183

Matthew J. Hart	22,877,826	23,200	3,704,183

2.	Ratification of the appointment of Marcum LLP as independent registered public accounting firm for the fiscal year ending December 31, 2012:

Votes For	Votes Against	Abstentions

26,388,341	204,880	11,988

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 23, 2012	GREAT AMERICAN GROUP, INC.
	By:	/s/ Paul S. Erickson
		Name:	Paul S. Erickson
		Title:	Chief Financial Officer